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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
65 EAST 55TH STREET, 18TH FLOOR
NEW YORK, NEW YORK 10022
NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD OCTOBER 4, 2018

TO THE SHAREHOLDERS OF AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.:

        You are cordially invited to attend the extraordinary general meeting (the "extraordinary general meeting") of Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company ("AHPAC," the "Company," "we," "us" or "our"), on October 4, 2018 at 10:00 a.m. Eastern Time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153, for the sole purpose of considering and voting upon (i) a proposal to amend the Company's amended and restated memorandum and articles of association (the "Articles") to extend the date by which the Company has to consummate a business combination (the "Extension") from October 14, 2018 to February 15, 2019 (the "Extended Date") (the "Extension Amendment Proposal"), (ii) a proposal to amend the Company's Investment Management Trust Agreement (the "Trust Agreement"), dated as of October 10, 2016, by and between AHPAC and Continental Stock Transfer & Trust Company (the "trustee"), to extend the date on which to commence liquidating the trust account ("trust account") established in connection with the Company's initial public offering ("IPO") in the event the Company has not consummated a business combination prior to October 14, 2018, from October 14, 2018 to the Extended Date (the "Trust Amendment Proposal") and (iii) a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the "Adjournment Proposal").

        Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

        The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete its proposed business combination (the "Organogenesis Transaction") pursuant to that certain Agreement and Plan of Merger, dated as of August 17, 2018 (as it may be amended, the "Merger Agreement"), by and among the Company, Avista Healthcare Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub") and Organogenesis Inc., a Delaware corporation ("Organogenesis"). Our IPO prospectus and our Articles provide that the Company has until October 14, 2018 to complete its initial business combination (the "Termination Date"). Our board of directors has determined that it is in the best interests of our shareholders to extend the Termination Date by approving the Extension Amendment Proposal and the Trust Amendment Proposal to allow additional time to consummate the Organogenesis Transaction. While we have entered into the Merger Agreement with Merger Sub and Organogenesis and have filed with the Securities and Exchange Commission a registration statement on Form S-4 including the joint proxy/consent solicitation statement/prospectus forming a part thereof (the "Registration Statement") in respect of the Organogenesis Transaction in preliminary form on August 29, 2018, our board currently believes that there will not be sufficient time before the Termination Date to hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Organogenesis Transaction and consummate the closing of the Organogenesis Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Organogenesis Transaction, we will need to obtain the Extension.

        As previously reported, on August 21, 2017, the Company entered into a transaction agreement by and among the Company, Merger Sub, Avista Healthcare NewCo, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company ("NewCo"), Envigo International Holdings, Inc., a Delaware corporation ("Envigo") and Jermyn Street Associates, LLC, solely in its capacity as Shareholder Representative (as defined therein), as amended by that certain Amendment No. 1, dated as of November 22, 2017, as further amended by that certain Amendment No. 2, dated as of December 22, 2017, as further amended by that certain Amendment No. 3, dated as of January 21, 2018 and as further amended by that certain Amendment No. 4, dated as of February 9, 2018 (the "Transaction Agreement"). On February 14, 2018, pursuant to Section 7.1(a) of the Transaction Agreement, the Company and Envigo entered into a Mutual Termination Agreement (the "Mutual Termination Agreement") and the Transaction Agreement was terminated effective as of February 14, 2018.

        The holders of AHPAC's Class A ordinary shares issued in the Company's IPO (the "public shares"), regardless of whether they vote for or against the Extension Amendment Proposal, may elect to redeem their public shares in exchange for their pro rata portion of the funds held in the trust account if the Extension is implemented (the "Redemption"). For illustrative purposes, based on the fair market value of marketable securities held in the trust account of approximately $315,791,565 as of September 12, 2018, the estimated per share redemption price would have been approximately $10.19. The Company estimates that the per share pro rata portion of the trust account will be approximately $10.19 at the time of the extraordinary general meeting. The closing price of the public shares on September 12, 2018 was $10.10. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.09 more than if the stock was sold in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables the Company's public shareholders to determine not to sustain their investments for an additional period if the Company does not complete the Organogenesis Transaction in the timeframe contemplated by the terms of its Articles. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account at the time when the Organogenesis Transaction is submitted to shareholders for approval and adoption.

        If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and the Organogenesis Transaction is not completed before October 14, 2018, then as contemplated by our IPO prospectus and in accordance with our Articles, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the issued and outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

        A special resolution, being the affirmative vote of holders of at least two-thirds of the public shares and the Company's Class B ordinary shares, par value $0.0001 per share (the "Class B ordinary shares" and, together with the public shares, the "Ordinary Shares") represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting (voting together as a single class) will be required to approve the Extension Amendment Proposal. The affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Ordinary Shares will be required to approve the Trust Amendment Proposal.

        The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board's plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our shareholders.

        Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the Ordinary Shares represented in person or by proxy at the extraordinary general meeting. The Adjournment Proposal will only be put forth for a vote if the Extension Amendment Proposal and Trust Amendment Proposal are not approved at the extraordinary general meeting.

        The Company's board of directors has fixed the close of business on September 12, 2018 (the "Record Date") as the date for determining the Company's shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof.

        After careful consideration of all relevant factors, the Company's board of directors has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote "FOR" such proposals.

        Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

        I look forward to seeing you at the extraordinary general meeting.

September 12, 2018	By Order of the Board of Directors
Executive Chairman of the Board of Directors

Your vote is very important. Whether or not you plan to attend the extraordinary general meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the extraordinary general meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting. Accordingly, if you fail to vote by proxy or to vote in person at the extraordinary general meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Ordinary Shares. Accordingly, if you fail to vote by proxy or to vote in person at the extraordinary general meeting, such failure to vote will affect the outcome of any vote on the Trust Amendment Proposal as it will be the equivalent of a vote against the Trust Amendment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the majority of the Ordinary Shares represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting. Accordingly, if you fail to vote by proxy or to vote in person at the extraordinary general meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting.

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
65 EAST 55TH STREET, 18TH FLOOR
NEW YORK, NEW YORK 10022

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD OCTOBER 4, 2018

PROXY STATEMENT

        Avista Healthcare Public Acquisition Corp., a Cayman Island exempted company ("AHPAC," the "Company," "we," "us" or "our"), is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Extraordinary General Meeting to be held on October 4, 2018, at 10:00 a.m. Eastern Time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153 (the "extraordinary general meeting").

        At the extraordinary general meeting, proposals (i) to amend the Company's amended and restated articles of association (the "Articles") to extend the date by which the Company has to consummate a business combination (the "Extension") from October 14, 2018 to February 15, 2019 (the "Extended Date") (the "Extension Amendment Proposal"), (ii) to amend the Company's Investment Management Trust Agreement (the "Trust Agreement"), dated as of October 10, 2016, by and between AHPAC and Continental Stock Transfer & Trust Company (the "trustee"), to extend the date on which to commence liquidating the trust account ("trust account") established in connection with the Company's initial public offering ("IPO") in the event the Company has not consummated a business combination prior to October 14, 2018, from October 14, 2018 to the Extended Date (the "Trust Amendment Proposal") and (iii) a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the "Adjournment Proposal"), will be considered and voted upon.

        The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete its proposed business combination (the "Organogenesis Transaction") pursuant to that certain Agreement and Plan of Merger, dated as of August 17, 2018 (as it may be amended, the "Merger Agreement"), by and among the Company, Avista Healthcare Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub") and Organogenesis Inc., a Delaware corporation ("Organogenesis") which contemplates the domestication of AHPAC as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Law (2018 Revision) (the "domestication"), the merger of Merger Sub with and into Organogenesis, with Organogenesis surviving the merger as a wholly owned direct subsidiary of AHPAC (the "merger") and the other transactions contemplated by the Merger Agreement. Our IPO prospectus and our Articles provide that the Company has until October 14, 2018 to complete its initial business combination (the "Termination Date"). Our board of directors has determined that it is in the best interests of our shareholders to extend the Termination Date by approving the Extension Amendment Proposal and the Trust Amendment Proposal. While we have entered into the Merger Agreement with Merger Sub and Organogenesis and have filed with the Securities and Exchange Commission a registration statement on Form S-4 including the joint proxy/consent solicitation statement/prospectus forming a part thereof (the "Registration Statement") in respect of the Organogenesis Transaction in preliminary form on August 29, 2018, our board currently believes that there will not be sufficient time before the Termination Date to hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Organogenesis Transaction and consummate the closing of the Organogenesis Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Organogenesis Transaction, we will need to obtain the Extension.

        As previously reported, on August 21, 2017, the Company entered into a transaction agreement by and among the Company, Merger Sub, Avista Healthcare NewCo, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company ("NewCo"), Envigo International Holdings, Inc., a Delaware corporation ("Envigo") and Jermyn Street Associates, LLC, solely in its capacity as Shareholder Representative (as defined therein), as amended by that certain Amendment No. 1, dated as of November 22, 2017, as further amended by that certain Amendment No. 2, dated as of December 22, 2017, as further amended by that certain Amendment No. 3, dated as of January 21, 2018 and as further amended by that certain Amendment No. 4, dated as of February 9, 2018 (the "Transaction Agreement"). On February 14, 2018, pursuant to Section 7.1(a) of the Transaction Agreement, the Company and Envigo entered into a Mutual Termination Agreement (the "Mutual Termination Agreement") and the Transaction Agreement was terminated effective as of February 14, 2018.

        The holders of AHPAC's Class A ordinary shares issued in the Company's IPO (the "public shares"), regardless of whether they vote for or against the Extension Amendment Proposal, may elect to redeem their public shares in exchange for their pro rata portion of the funds held in the trust account if the Extension is implemented (the "Redemption"). For illustrative purposes, based on the fair market value of marketable securities held in the trust account of approximately $315,791,565 as of September 12, 2018, the estimated per share redemption price would have been approximately $10.19. The Company estimates that the per share pro rata portion of the trust account will be approximately $10.19 at the time of the extraordinary general meeting. The closing price of the public shares on September 12, 2018 was $10.10. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.09 more than if he sold his stock in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price state above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables the Company's public shareholders to determine not to sustain their investments for an additional period if the Company does not complete the Organogenesis Transaction in the timeframe contemplated by the terms of its Articles. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account at the time when the Organogenesis Transaction is submitted to shareholders.

        Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

        If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount remaining in the trust account following the Redemption may be only a small fraction of the approximately $315,791,565 that was in the trust account as of September 12, 2018 (the "Record Date"). Concurrently with the signing of the Merger Agreement, AHPAC entered into a subscription agreement with Avista Capital Partners IV, L.P., a Delaware limited partnership and Avista Capital Partners IV (Offshore), L.P., a limited partnership formed under the laws of Bermuda (collectively, the "PIPE Investor") for the purchase and sale, immediately following the domestication, of 9,022,741 shares of Class A common stock of AHPAC and 4,100,000 warrants to purchase one-half of one share of Class A common stock of AHPAC, for an aggregate purchase price of $46,000,000, through a private placement offered to a limited number of accredited investors (as defined by Rule 501 of Regulation D) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "PIPE"). Due to the PIPE, the Company believes there will be sufficient funds available to complete the

Organogenesis Transaction, if all other conditions to the consummation of the Organogenesis Transaction are satisfied.

        If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved at the extraordinary general meeting or at any adjournment thereof, and the Organogenesis Transaction is not completed before October 14, 2018, then as contemplated by our IPO prospectus and in accordance with our Articles, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders' rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

        The Company's shareholders prior to the IPO (the "initial shareholders") have waived their rights to participate in any liquidation distribution with respect to the 5,812,500 shares acquired by them prior to the IPO and currently held by them ("the founder shares"). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company's warrants, which will expire worthless in the event the Company dissolves and liquidates the trust account.

        If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will (i) remove from the trust account an amount (the "Withdrawal Amount") equal to the aggregate pro rata portion of funds available in the trust account relating to any redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Organogenesis Transaction on or before the Extended Date. The remaining non-redeeming holders of public shares will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account when the Organogenesis Transaction is submitted to shareholders.

        Holders of record of the public shares and of the Company's Class B ordinary shares, par value $0.0001 per share (the "Class B ordinary shares" and, collectively with the public shares, the "Ordinary Shares") at the close of business on the Record Date are entitled to vote or have their votes cast at the extraordinary general meeting. On the Record Date, there were 36,812,500 issued and outstanding Ordinary Shares, including 31,000,000 issued and outstanding public shares. The Company's warrants do not have voting rights.

        This proxy statement contains important information about the extraordinary general meeting and the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

        This proxy statement is dated September 12, 2018, and is first being mailed to shareholders on or about that date.

 QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

        These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A. The Company is a blank check company formed in the Cayman Islands in 2015 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2016, the Company consummated its IPO from which it derived gross proceeds of $310,000,000. Like most blank check companies, our Articles provide for the return of the IPO proceeds held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, October 14, 2018). The board of directors believes that it is in the best interests of the shareholders to continue the Company's existence until the Extended Date in order to allow the Company more time to complete the Organogenesis Transaction and is therefore holding this extraordinary general meeting.
Q.	What is being voted on?
A. You are being asked to vote on (i) a proposal to amend the Company's Articles to extend the date by which the Company has to consummate a business combination to the Extended Date (the "Extension Amendment Proposal"), (ii) a proposal to amend the Trust Agreement to extend the date on which to commence liquidating the trust account established in connection with the Company's IPO in the event the Company has not consummated a business combination, to the Extended Date (the "Trust Amendment Proposal") and (iii) a proposal to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal (the "Adjournment Proposal").

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company's use in connection with consummating the Organogenesis Transaction on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company's net asset value. The Company cannot predict the amount that will remain in the trust account following the Redemption if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the amount remaining in the trust account may be only a small fraction of the approximately $315,791,565 that was in the trust account as of the Record Date. In such event, the Company may need to obtain additional funds to complete the Organogenesis Transaction and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. However, due to the PIPE, the Company believes that the funds to complete the Organogenesis Transaction will be readily available if all other conditions to the consummation of the Organogenesis Transaction are satisfied.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and we do not complete the Organogenesis Transaction before October 14, 2018, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable and less up to $50,000 of interest to pay dissolution expenses, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders' rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event that the Company dissolves and liquidates the trust account. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Q.	Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	A. The Company's Articles provides for the return of the IPO proceeds held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before October 14, 2018. As we explain above and in greater detail below, the board of directors of AHPAC currently believes that there will not be sufficient time to complete the Organogenesis Transaction by that date.

As previously disclosed, on August 21, 2017, the Company entered into the Transaction Agreement by and among the Company, Merger Sub, NewCo, Envigo and the Shareholder Representative. On February 14, 2018, the Company and Envigo entered into a Mutual Termination Agreement and the Transaction Agreement was terminated effective as of February 14, 2018.

On August 17, 2018, the Company, Merger Sub, and Organogenesis, entered into the Merger Agreement in respect of the Organogenesis Transaction. Pursuant to the Merger Agreement, among other things, (i) the Company will transfer by way of continuation out of the Cayman Islands into the State of Delaware or domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended and the Cayman Islands Companies Law (2018 Revision); and (ii) Merger Sub will merge with and into Organogenesis, the separate corporate existence of Merger Sub will cease and Organogenesis will be the surviving corporation and a direct wholly owned subsidiary of the Company.

While we have entered into the Merger Agreement with Merger Sub and Organogenesis and have filed with the Securities and Exchange Commission (the "SEC") the Registration Statement in respect of the Organogenesis Transaction in preliminary form on August 29, 2018, our board currently believes that there will not be sufficient time before the Termination Date to hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Organogenesis Transaction and consummate the closing of the Organogenesis Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Organogenesis Transaction, we will need to obtain the Extension.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company more time to complete the Organogenesis Transaction pursuant to the Merger Agreement.

Notwithstanding that the Company is requesting that its shareholders approve an extension of time to complete the Organogenesis Transaction through the Extended Date, if the Company is unable to consummate the Organogenesis Transaction, or another business combination, by the Extended Date, it will promptly file the necessary proxy materials with the SEC to seek shareholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

The Company believes that given the Company's expenditure of time, effort and money on the Organogenesis Transaction, circumstances warrant providing public shareholders an opportunity to consider the Organogenesis Transaction. Accordingly, the Company's board of directors is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the Company's corporate existence until the Extended Date.

You are not being asked to vote on the Organogenesis Transaction at this time. If the Extension is implemented and you do not elect to redeem your public shares at this time, you will retain the right to vote on the Organogenesis Transaction, and any other proposed business combination, when and if one is submitted to shareholders and the right to redeem your public shares in exchange for the right to receive a pro rata portion of the funds available in the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
Q.	Why should I vote "FOR" the Extension Amendment Proposal and the Trust Amendment Proposal?
A. The Company's board of directors believes shareholders will benefit from the Company consummating the Organogenesis Transaction and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Redemption. The Extension would give the Company additional time to hold a shareholder vote for the approval of the Organogenesis Transaction and to complete the Organogenesis Transaction. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal and approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
Q.	How do the Company's insiders intend to vote their shares?
A. All of the Company's directors, executive officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

The Company's directors, executive officers and their respective affiliates are not entitled to redeem any shares in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. On the Record Date, the Company's directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,812,500 founder shares, representing approximately 15.8% of the Company's issued and outstanding Ordinary Shares. The Company's directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

The Company's directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares. Any public shares held by or subsequently purchased prior to the Record Date by affiliates of the Company will be voted in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.
Q.	What vote is required to adopt the Extension Amendment Proposal?
A. Approval of the Extension Amendment Proposal will require a special resolution, being the affirmative vote of the holders of two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.
Q.	What vote is required to adopt the Trust Amendment Proposal?
A. Approval of the Trust Amendment Proposal will require the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Ordinary Shares. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
Q.	What vote is required to adopt the Adjournment Proposal?
A. Approval of the Adjournment Proposal will require the affirmative vote of the majority of the Ordinary Shares represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting.
Q.	What if I don't want to vote for the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?
A. If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote against the proposal.

If you fail to vote by proxy or to vote in person at the extraordinary general meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, however, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

If you fail to vote by proxy or to vote in person at the extraordinary general meeting, such failure to vote will affect the outcome of any vote on the Trust Amendment Proposal as it will be the equivalent of a vote against the Trust Amendment Proposal.
If the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination.
Q.	What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?
A. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved at the extraordinary general meeting, the Company will put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved at the extraordinary general meeting or at any adjournment thereof, and the Organogenesis Transaction is not consummated by October 14, 2018, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders' rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Company's initial shareholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event the Company dissolves and liquidates the trust account. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Q.	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	A. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date. The Company will file an amendment to its Articles with the Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Organogenesis Transaction at an extraordinary general meeting and consummate the closing of the Organogenesis Transaction prior to the Extended Date.
The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company held by the Company's officers, directors, initial shareholders and their affiliates.
Q.	Would I still be able to exercise my redemption rights if I vote against the Organogenesis Transaction or any subsequently proposed business combination?
A. Unless you elect to redeem all of your shares in connection with the Extension Amendment Proposal, you will be able to vote on the Organogenesis Transaction when and if it is submitted to shareholders. Additionally, you will retain your right to redeem your public shares upon consummation of the Organogenesis Transaction, or any other subsequently proposed business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.
Q.	How do I change my vote?
A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company's secretary prior to the date of the extraordinary general meeting or by voting in person at the extraordinary general meeting. Attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 65 East 55th Street, 18th Floor, New York, New York 10022, Attn: Corporate Secretary.
Q.	How are votes counted?	A. Votes will be counted by the inspector of election appointed for the extraordinary general meeting, who will separately count "FOR" and "AGAINST" votes, abstentions and broker non-votes.

With respect to the Extension Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as "AGAINST" votes, but will have no effect on the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in "street name"), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of Nasdaq applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.
Q.	If my shares are held in "street name," will my broker automatically vote them for me?
A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q.	What is a quorum requirement?
A. A quorum of shareholders is necessary to hold a valid meeting. A majority of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the extraordinary general meeting must be present, in person or represented by proxy, at the extraordinary general meeting to constitute a quorum and in order to conduct business at the extraordinary general meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the extraordinary general meeting may adjourn the extraordinary general meeting to another date.
Q.	Who can vote at the extraordinary general meeting?
A. Only holders of record of the Ordinary Shares at the close of business on September 12, 2018 are entitled to have their vote counted at the extraordinary general meeting and any adjournments thereof. On the Record Date, 36,812,500 Ordinary Shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company's transfer agent, Continental Stock Transfer & Trust Company (the "Transfer Agent"), then you are a shareholder of record. As a shareholder of record, you may vote in person at the extraordinary general meeting or vote by proxy. Whether or not you plan to attend the extraordinary general meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.	Does the board recommend voting "FOR" the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?
A. Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Trust Amendment Proposal, the board of directors of the Company has determined that the Extension Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and its shareholders. The board of directors recommends that the Company's shareholders vote "FOR" the Extension Amendment Proposal and "FOR" the Trust Amendment Proposal.
Q.	What interests do the Company's directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?
A. The Company's directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and loans by them that will not be repaid in the event of our winding up. See the section entitled "The Extraordinary General Meeting—Interests of the Company's Directors and Officers."
Q.	What if I object to the Extension Amendment Proposal or the Trust Amendment Proposal? Do I have appraisal rights?	A. Company shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Law.

Q.	What happens to the Company's warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?	A. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved at the extraordinary general meeting, or any adjournment thereof, and the Organogenesis Transaction is not consummated by October 14, 2018, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders' rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.
Q.	What happens to the Company's warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?
A. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate a business combination until the Extended Date. The warrants will remain outstanding in accordance with their terms. The warrants will become exercisable commencing 30 days after the consummation of any business combination on or prior to the Extended Date.
Q.	What do I need to do now?
A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a Company shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q.	How do I vote?
A. If you are a holder of record of Ordinary Shares as of the Record Date, you may vote in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote in person if you have already voted by proxy.

If your Ordinary Shares are held in "street name" by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.	How do I redeem my public shares?
A. If the Extension is implemented, each public shareholder may seek to redeem their public shares for a pro rata portion of the funds available in the trust account, including interest, less income taxes payable.

In connection with tendering your shares for redemption, prior to 5:00 PM Eastern time on October 2, 2018 (two business days before the extraordinary general meeting), you must elect either to physically tender your stock certificates to the Transfer Agent, at Continental Stock Transfer & Trust Company, 1 State Street—30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC's DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 PM Eastern time on October 2, 2018 (two business days before the extraordinary general meeting) ensures that a redeeming holder's election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.
Q.	What should I do if I receive more than one set of voting materials?
A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. AHPAC has engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies for the extraordinary general meeting. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q.	Who can help answer my questions?
A. If you have questions about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Avista Healthcare Public Acquisition Corp. 65 East 55th, 18th Floor New York, New York 10022 Attn: Benjamin Silbert Telephone: (212) 591-6900
or
MacKenzie Partners, Inc. 1407 Broadway, 27th Floor New York, NY 10018 Tel: (800) 322-2885 Fax: (646) 439-9201
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information."

 THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

        The Company is proposing to amend its Articles to extend the date by which the Company has to consummate a business combination to the Extended Date so as to give the Company more time to complete an initial business combination. A copy of the proposed amendment to the Articles of the Company is attached to the proxy statement as Annex A.

        The Organogenesis Transaction qualifies as a "business combination" under the Company's Articles, but the board of directors of AHPAC believes that there will not be sufficient time before the Termination Date to hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Organogenesis Transaction and consummate the closing of the Organogenesis Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Organogenesis Transaction, we will need to obtain the Extension. The Company believes that given the Company's expenditure of time, effort and money on the Organogenesis Transaction, circumstances warrant providing public shareholders an opportunity to consider the Organogenesis Transaction.

        All holders of the Company's public shares, whether they vote for or against the Extension Amendment Proposal, are entitled to redeem all or a portion of their public shares in exchange for their pro rata portion of the trust account in connection with the extraordinary general meeting. For illustrative purposes, based on the fair market value of marketable securities held in the trust account of approximately $315,791,565 as of September 12, 2018, the estimated per share redemption price would have been approximately $10.19. The Company estimates that the per share pro rata portion of the trust account will be approximately $10.19 at the time of the extraordinary general meeting. The closing price of the public shares on September 12, 2018 was $10.10. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.09 more than if he sold his stock in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables the Company's public shareholders to determine not to sustain their investments for an additional period if the Company does not complete the Organogenesis Transaction in the timeframe contemplated by the terms of its Articles. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to convert their public shares for their pro rata portion of the funds available in the trust account when the Organogenesis Transaction is submitted to shareholders.

Reasons for the Extension Amendment Proposal

        The Company's IPO prospectus and Articles provide that the Company has until October 14, 2018 to complete a business combination. The Company and its officers and directors agreed that it would not seek to amend the Company's Articles to allow for a longer period of time to complete a business combination unless it provided dissenting holders of public shares with the right to seek redemption of their public shares in connection therewith. Because the board of directors of the Company has determined in its reasonable judgment that it will not be able to complete the Organogenesis Transaction, or any other initial business combination, by October 14, 2018, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond October 14, 2018 to the Extended Date.

        The Extension Amendment Proposal is essential to allowing the Company more time to obtain approval for the Organogenesis Transaction at an extraordinary general meeting and to consummate the closing of the Organogenesis Transaction prior to the Extended Date. Approval of the Extension

Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

If the Extension Amendment Proposal Is Not Approved

        If the Extension Amendment Proposal is not approved, we will, unless we complete the Organogenesis Transaction, or another business combination, prior to October 14, 2018: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders' rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

        The Company's initial shareholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to the Company's warrants which will expire worthless in the event the Company dissolves and liquidates the trust account. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

        If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Articles with the Cayman Islands in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded during this time. The terms of the warrants will continue in accordance with their terms, with the warrants becoming exercisable upon the consummation of any business combination on or prior to the Extended Date.

        You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Organogenesis Transaction, or any other proposed business combination, when and if it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the trust account in the event the Organogenesis Transaction or any other business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

        If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company's net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $315,791,565 that was in the trust account as of the Record Date.

Redemption Rights

        If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each public shareholder may seek to redeem his or her public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares.

        TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED OR SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT.

        In connection with tendering your shares for redemption, prior to 5:00 PM Eastern time on October 2, 2018 (two business days before the extraordinary general meeting), you must elect either to physically tender your stock certificates to the Transfer Agent, at Continental Stock Transfer & Trust Company, 1 State Street—30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC's DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 PM Eastern time on October 2, 2018 (two business days before the extraordinary general meeting) ensures that a redeeming holder's election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

        The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in "street name," by contacting the Transfer Agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder's broker and/or clearing broker, DTC, and the Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company's understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

        Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the extraordinary general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the extraordinary general meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the extraordinary general meeting as described elsewhere herein. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

        If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the Articles. As of the Record Date, this would amount to approximately $10.19 per share. The closing price of the public shares on September 12, 2018 was $10.10. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.09 more than if he sold his stock in the open market.

Required Vote

        The approval of Extension Amendment Proposal requires the affirmative vote of holders of two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting. All of the Company's directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 5,812,500 founder shares representing approximately 15.8% of the Company's issued and outstanding Ordinary Shares.

        In addition, the Company's directors, executive officers and their affiliates may choose to buy Ordinary Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares into a portion of the trust account. Any Ordinary Shares purchased by affiliates will be voted in favor of the Extension Amendment Proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE EXTENSION
AMENDMENT PROPOSAL

 THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

        The Trust Amendment Proposal would amend our existing Trust Agreement to change the date by which the trustee must commence liquidating the trust, from the 24-month anniversary of the closing of the IPO to the Extended Date, and make any other conforming amendments. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

        The Company's IPO prospectus and Articles provide that the Company has until October 14, 2018 to complete a business combination. The Company and its officers and directors agreed that it would not seek to amend the Company's Articles to allow for a longer period of time to complete a business combination unless it provided dissenting holders of public shares with the right to seek redemption of their public shares in connection therewith. Because the Company has determined in its reasonable judgment that it will not be able to complete the Organogenesis Transaction, or any other initial business combination, by October 14, 2018, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond October 14, 2018 to the Extended Date.

        The Company is proposing to amend its Trust Agreement to extend the date on which the Trustee must commence liquidating the trust account in the event the Company has not consummated a business combination from October 14, 2018 to the Extended Date.

        The Trust Amendment Proposal is essential to allowing the Company more time to obtain approval for the Organogenesis Transaction at an extraordinary general meeting and consummate the closing of the Organogenesis Transaction prior to the Extended Date. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

        If the Trust Amendment Proposal is not approved and we have not consummated the Organogenesis Transaction, or another business combination, by October 14, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the issued and outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Required Vote

        Approval of the amendment to the Trust Agreement requires the affirmative vote of holders of sixty five percent (65%) of the issued and outstanding Ordinary Shares. All of the Company's directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Trust Amendment Proposal. On the Record Date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 5,812,501 founder shares representing approximately 15.8% of the issued and outstanding Ordinary Shares.

        In addition, the Company's directors, executive officers and their affiliates may choose to buy Ordinary Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares into a portion of the trust account. Any Ordinary Shares purchased by affiliates prior to the Record Date will be voted in favor of the Trust Amendment Proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL

 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal

        The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

        If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the extraordinary general meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the extraordinary general meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Required Vote

        Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the Ordinary Shares represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting. All of the Company's directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. On the Record Date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 5,812,500 founder shares representing approximately 15.8% of the Company's issued and outstanding Ordinary Shares.

        In addition, the Company's directors, executive officers and their affiliates may choose to buy Ordinary Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Adjournment Proposal and elected to redeem their shares into a portion of the trust account. Any Ordinary Shares purchased by affiliates prior to the Record Date will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL

 THE EXTRAORDINARY GENERAL MEETING

        Date, Time and Place.    The extraordinary general meeting of the Company will be held at 10:00 a.m., Eastern Time on October 4, 2018, at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153.

        Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned Ordinary Shares at the close of business on September 12, 2018, the Record Date for the extraordinary general meeting. At the close of business on the Record Date, there were 36,812,500 issued and outstanding Ordinary Shares each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

        Proxies; Board Solicitation.    Your proxy is being solicited by the Company's board of directors on the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal being presented to shareholders at the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the extraordinary general meeting.

        The Company has hired MacKenzie Partners, Inc. to assist in the proxy solicitation process for this extraordinary general meeting and for the meeting the Company will hold in connection with the Organogenesis Transaction, or any other proposed business combination. The Company will pay that firm a fee of approximately $6,500 plus disbursements for its services for this extraordinary general meeting.

Interests of the Company's Directors and Officers

        When you consider the recommendation of the Company's board of directors, you should keep in mind that the Company's executive officers and members of the Company's board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

  •
  if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by October 14, 2018 as contemplated by our IPO prospectus and in accordance with our Articles, the 5,812,500 founder shares held by the Company's officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 16,400,000 private placement warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $8,200,000 (as they will expire). Such founder shares had an aggregate market value of approximately $58,706,250 based on the last sale price of $10.10 of the public shares on Nasdaq on September 12, 2018;

  •
  the fact that the initial shareholders have agreed not to redeem any of the founder shares in connection with a shareholder vote to approve a proposed initial business combination;

  •
  the fact that AHPAC issued to the sponsor on August 11, 2017, as amended and restated on May 3, 2018, an unsecured promissory note pursuant to which AHPAC is permitted to borrow up to $600,000 in aggregate principal amount;

  •
  the fact that the initial shareholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if AHPAC fails to complete an initial business combination by October 14, 2018;

  •
  the fact that if AHPAC consummates a business combination, any amounts outstanding under any loan made by the sponsor to AHPAC will be repayable in cash or at the option of the sponsor, an aggregate amount up to $1,500,000 may be converted into warrants with identical terms as the private placement warrants, at the price of $0.50 per warrant, and if AHPAC fails to complete a business combination there may be insufficient assets outside the trust account to satisfy such loans;

  •
  the fact that if AHPAC consummates the Organogenesis Transaction, the initial shareholders will surrender to AHPAC an additional 4,421,507 founder shares and 16,400,000 private placement warrants;

  •
  if the trust account is liquidated in the event AHPAC is unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify AHPAC to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act;

  •
  the anticipated election of Mr. Joshua Tamaroff as a director of AHPAC in the Organogenesis Transaction;

  •
  the continued indemnification of AHPAC's existing directors and officers and the continuation of AHPAC's directors' and officers' liability insurance after the Organogenesis Transaction;

  •
  the fact that the sponsor, officers and directors may not participate in the formation of, or become a director or officer of, any other blank check company until AHPAC (i) has entered into a definitive agreement regarding an initial business combination or (ii) fails to complete an initial business combination by October 14, 2018; and

  •
  the fact that the sponsor, officers and directors will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by October 14, 2018.

        Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE EXTENSION AMENDMENT PROPOSAL AND "FOR" THE TRUST AMENDMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

 INFORMATION ABOUT AHPAC

        AHPAC is a blank check company incorporated on December 4, 2015 as a Cayman Islands exempt company and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a "business combination." Prior to entering into the Merger Agreement, AHPAC's acquisition and value creation strategy was to identify, acquire and, after an initial business combination, build a company in the healthcare sector in public markets that complements the experience of AHPAC's management team and can benefit from AHPAC's management's operational expertise. AHPAC's acquisition selection process has leveraged its management team's network of potential transaction sources, ranging from healthcare industry executives, board members, private equity investors, wealthy families, commercial banks, investment bankers, advisors, attorneys, accountants and other transaction intermediaries. AHPAC has neither engaged in any operations nor generated any revenue to date. Based on AHPAC's business activities, we are a "shell company" as defined under the Exchange Act because AHPAC has no operations and nominal assets consisting almost entirely of cash.

        Prior to our IPO, on December 14, 2015, our sponsor purchased 8,625,000 Class B ordinary shares, for an aggregate purchase price of $25,000, or approximately $0.003 per share. In October 2016, our sponsor transferred 50,000 Class B ordinary shares to each of our independent directors at their original per share purchase price. In addition, at such time, each of our independent directors purchased an additional 421,250 Class B ordinary shares from our sponsor at their original purchase price.

        On October 14, 2016, we consummated our IPO of 30,000,000 units at a price of $10.00 per unit generating gross proceeds of $300,000,000 before underwriting discounts and expenses. Each unit ("unit") consists of one Class A Ordinary Share, par value $0.0001 per share and one warrant to purchase one-half of one Class A Ordinary Share where two warrants must be exercised for one whole Ordinary Share at an exercise price of $11.50 per whole share (each, a "public warrant"). Simultaneously with the closing of our IPO, AHPAC completed the private sale of an aggregate of 16,000,000 private placement warrants (each, a "private placement warrant"), at a purchase price of $0.50 per private placement warrant, to the initial shareholders, generating gross proceeds to AHPAC of $8,000,000.

        On November 28, 2016, we completed the sale of an additional 1,000,000 units to the underwriters of the IPO at the public offering price of $10.00 per unit pursuant to the partial exercise of the Over-allotment Option. On November 28, 2016, we sold an additional 400,000 private placement warrants for an aggregate purchase price of $200,000 in connection with the exercise of the Over-allotment Option. Following the partial exercise of the Over-allotment Option, 875,000 Class B ordinary shares were forfeited in order to maintain the ownership of the initial shareholders at 20% of the issued and outstanding ordinary shares. On November 28, 2016, our sponsor sold 161,180 Class B ordinary shares and 350,114 private placement warrants to one of our independent directors at their original purchase price. On July 5, 2017, our sponsor sold 186,320 Class B ordinary shares and 404,723 private placement warrants to one of our independent directors at their original per share purchase price.

        We received gross proceeds from the IPO, including the partial exercise of the Over-allotment Option, and the sale of the private placement warrants of $310,000,000 and $8,200,000, respectively, for an aggregate of $318,200,000. Of such amount, $310,000,000 was deposited into the trust account by trustee. The remaining $8,200,000 was held outside of the trust account, of which $6,200,000 was used to pay underwriting discounts, with the balance used to repay a note to our sponsor and to pay accrued offering and formation costs, and the remainder was reserved for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In the future, a portion of interest income on the funds held in the trust account may be released to us to pay tax obligations. At June 30, 2018, funds held in the trust account consisted solely of cash.

        On November 28, 2016, we announced that, commencing November 29, 2016, holders of the 31,000,000 units sold in the IPO may elect to separately trade the public shares and public warrants included in the units. Those Units not separated will continue to trade on the NASDAQ under the symbol "AHPAU," and the public shares and warrants that are separated will trade on the NASDAQ under the symbols "AHPA" and "AHPAW," respectively.

        On August 21, 2017, the Company, Merger Sub, NewCo, Envigo, and Jermyn Street Associates, LLC, entered into the Transaction Agreement (as amended) providing for a proposed business combination. On February 14, 2018, we executed and entered into the Mutual Termination Agreement pursuant to Section 7.1(a) of the Transaction Agreement, with NewCo, Envigo, and Jermyn Street Associates, LLC, solely in its capacity as shareholder representative, for the purpose of mutually terminating the Transaction Agreement, and all proposed transactions relating to the merger. The Transaction Agreement was terminated effective as of February 14, 2018.

        On January 4, 2018, we received a letter from the staff of the Listing Qualifications Department of NASDAQ (the "Notification Letter") notifying us that we no longer comply with NASDAQ Listing Rules 5620(a) and 5810(c)(2)(G) (the "Rules") because we did not hold an annual general meeting within twelve months of the end of our fiscal year ended December 31, 2016.

        On February 21, 2018, in response to the plan we submitted to the Listing Qualifications Department of NASDAQ in response to the Notification Letter on February 20, 2018, we received a letter from the staff of the Listing Qualifications Department of NASDAQ notifying us that we have been granted an extension until June 29, 2018 to regain compliance with the Rules by holding an annual general meeting. On June 28, 2018, we held our annual general meeting.

        On August 29, 2018, we received a letter (the "August Notification Letter") from the staff of the Listing Qualifications Department of NASDAQ notifying us that we no longer comply with NASDAQ Listing Rule 5550(a)(3) because we did not maintain a minimum of 300 public holders. The August Notification Letter informed us that under the NASDAQ Listing Rules, we have 45 calendar days following the date of such notice to submit a plan to regain compliance. The Company intends to submit such plan ahead of that deadline.

        The mailing address of the Company's principal executive office is 65 East 55th Street, 18th Floor, New York, New York 10022, and its telephone number is (212) 593-6900.

 BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information available to us at September 12, 2018 with respect to our Ordinary Shares held by:

  •
  each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

  •
  each of our officers and directors that beneficially own Ordinary Shares; and

  •
  all our officers and directors as a group.

        Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as they are not exercisable within 60 days of September 12, 2018.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Issued and Outstanding Ordinary Shares
Avista Acquisition Corp.(3)	4,269,375	11.6%
Thompson Dean(3)	4,269,375	11.6%
David Burgstahler(3)	4,269,375	11.6%
Glazer Capital, LLC(4)	3,026,649	8.2%
Polar Asset Management Partners Inc.(5)	2,648,276	7.2%
ArrowMark Colorado Holdings LLC(6)	2,390,526	6.5%
Alyeska Investment Group, L.P.(7)	2,100,000	5.7%
Angelo, Gordon & Co., L.P.(8)	1,871,123	5.1%
John Cafasso	—	—
Benjamin Silbert	—	—
Håkan Björklund	320,625	0.9%
Charles Harwood	320,625	0.9%
Brian Markison	581,250	1.6%
Robert O'Neil	320,625	0.9%
All Directors and executive officers as a group (8 individuals)	5,812,500	15.8%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 65 East 55th St., 18th Floor, New York, NY 10022.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such founder shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)
Messrs. Dean and Burgstahler may be deemed to beneficially own shares held by the Sponsor by virtue of their shared control over our Sponsor. Each of Messrs. Dean and Burgstahler disclaims beneficial ownership of our Ordinary Shares held by our Sponsor.

(4)
According to Schedule 13G, filed on February 14, 2018, by Glazer Capital ("Glazer Capital") and Paul J. Glazer ("Mr. Glazer"), the business address of such parties is 250 West 55th Street, Suite 30A, New York, NY 10019. According to such Schedule 13G, Glazer Capital, LLC serves as the investment manager to certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the "Glazer Funds"), in whose name the public shares are held, and Mr. Glazer serves as the managing member of Glazer Capital, with respect to the public shares held by the Glazer Funds.

(5)
According to Schedule 13G/A, filed on February 9, 2018, the business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. According to such Schedule 13G, Polar Asset Management Partners Inc. serves as investment manager to Polar Multi Strategy Master Fund and certain managed accounts with respect to the public shares held by such parties.

(6)
According to Schedule 13G/A, filed on February 9, 2018 by ArrowMark Colorado Holdings LLC, the business address of such party is 100 Fillmore Street, Suite 325, Denver, Colorado 80206. According to such Schedule 13G, ArrowMark Colorado Holdings LLC acts as investment advisor to the entities named therein that hold the public shares.

(7)
According to Schedule 13G/A, filed on February 14, 2018, by Alyeska Investment Group, L.P, Alyeska Fund GP, LLC, Alyeska Fund 2 GP, LLC and Parekh, the business address of such parties is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601. According to such Schedule 13G, Alyeska Fund GP, LLC is the general partner and control person of Alyeska Master Fund, L.P., Alyeska Fund 2 GP, LLC is the general partner and control person of Alyeska Master Fund 2, L.P., and Anand Parekh is the Chief Executive Officer and control person of Alyeska Investment Group, L.P.

(8)
According to Schedule 13G, filed on February 14, 2018, by Angelo, Gordan & Co., and Michael L. Gordon ("Mr. Gordon"), the business address of such parties is 245 Park Avenue, New York, New York 10167. According to such Schedule 13G, Mr. Gordon, serves as the managing member of JAMG LLC, which is the general partner of AG Partners, L.P., which is the sole general partner of Angelo, Gordon & Co., L.Pupon the exercise of currently exercisable stock options and 750 shares that may become exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2017 there were no delinquent filers.

 FUTURE SHAREHOLDER PROPOSALS

        If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company's 2019 annual general meeting will likely be held in June 2019, unless the date is changed by the Company's board of directors.

        Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2019 Annual General Meeting must be received by us at 65 East 55th Street, 18th Floor, New York, NY 10022, Attention of Benjamin Silbert, General Counsel and Secretary no later than January 31, 2019. Any shareholder proposal must submitted be in accordance with the rules and regulations of the SEC. With respect to proposals or nominations submitted by a shareholder other than for inclusion in our 2019 proxy statement and related form of proxy, timely notice of any shareholder's intention to present such business must be received by us in accordance with our articles no later than January 31, 2019.

        If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, and we do not consummate the Organogenesis Transaction before October 14, 2018, there will be no annual general meeting in 2019.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

        Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company's proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company's principal executive offices at 65 East 55th Street, 18th Floor, New York, New York 10022.

WHERE YOU CAN FIND MORE INFORMATION§

        The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

        This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal by contacting us at the following address, telephone number or facsimile number:

Avista Healthcare Public Acquisition Corp.
65 East 55th, 18th Floor
New York, New York 10022
Attn: Benjamin Silbert
Telephone: (212) 591-6900

        In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than September 20, 2018.

 ANNEX A

        AVISTA HEALTHCARE PUBLIC ACQUISITIONS CORP.
(the "Company")
SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

        It was resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

  (a)
  amending Article 49.4(a) by deleting the following introduction of such article:

  "the Company does not consummate a Business Combination by twenty-four months after the closing of the IPO the Company shall:"

  and replacing it with the following:

  "the Company does not consummate a Business Combination by 15 February 2019, the Company shall"; and

  (b)
  amending Article 49.4(b) by deleting the words:

  "within 24 months from the date of
  the closing of the IPO  " and

        replacing them with the words:

  "by 15 February, 2019".

A-1

 ANNEX B

AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

        This Amendment No. 1 (this "Amendment") to the Investment Management Trust Agreement (as defined below) is made by and between Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (the "Company") and Continental Stock Transfer & Trust Company (the "Trustee"). Capitalized terms used herein but not specifically defined shall have the meanings ascribed to such terms in the Investment Management Trust Agreement.

        WHEREAS, the Company and the Trustee are parties to the Investment Management Trust Agreement, dated as of October 10, 2016 (the "Investment Management Trust Agreement");

        WHEREAS, Section 1(i) of the Investment Management Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under circumstances described therein;

        WHEREAS, at an extraordinary general meeting of shareholders of the Company held on October 4, 2018, the Company's shareholders approved (i) a proposal (the "Extension Amendment Proposal") to amend the Company's amended and restated memorandum and articles of association (the "Articles") to extend the date by which the Company has to consummate a business combination (the "Extension") from October 14, 2018 to February 15, 2019 (the "Extended Date") and (ii) a proposal to extend the date on which to commence liquidating the Trust Account established in connection with the Company's initial public offering in the event the Company has not consummated a business combination to the Extended Date; and

        WHEREAS, on the date hereof, the Company is filing the amendment to the Company's Articles with the Cayman Islands.

        NOW, THEREFORE, IT IS AGREED:

          1.     Section 1(i) of the Investment Management Trust Agreement is hereby amended and restated in its entirety to read as follows:

    "(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company ("Termination Letter") in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors (the "Board") of the Company or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Company's position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) on February 15, 2019, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by February 15, 2019, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;"

          2.     All other provisions of the Investment Management Trust Agreement shall remain unaffected by the terms hereof.

          3.     This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of the Amendment.

          4.     This Amendment is intended to be in full compliance with the requirements for an Amendment to the Investment Management Trust Agreement as required by Section 6(c) of the Investment Management Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Investment Management Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

          5.     This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, each party has caused this Amendment to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By:	Name: Title:
AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
By:	Name: Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

65 East 55th Street

18th Floor

New York, NY 10022

EXTRAORDINARY GENERAL MEETING

October 4, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Extraordinary General Meeting and Proxy Statement in connection with the extraordinary general meeting of Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (“AHPAC” or the “Company”), to be held on October 4, 2018 at 10.00 a.m. Eastern Time at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153, and hereby appoints Benjamin Silbert and John Cafasso and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Avista Healthcare Public Acquisition Corp. (or its successor) registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Card.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL BELOW, “FOR” THE TRUST AGREEMENT PROPOSAL BELOW AND “FOR” THE ADJOURNMENT PROPOSAL BELOW.

THE AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL BELOW, “FOR” THE TRUST AGREEMENT PROPOSAL BELOW AND “FOR” THE ADJOURNMENT PROPOSAL BELOW.

The Extension Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the Proxy Statement.

PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.

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PROXY

1.

The Extension Amendment Proposal — To consider and vote upon a proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination from October 14, 2018 to February 15, 2019.

FOR	AGAINST	ABSTAIN

2.

The Trust Agreement Proposal — To consider and vote upon a proposal to amend the Company’s Investment Management Trust Agreement, dated as of October 10, 2016, by and between AHPAC and Continental Stock Transfer & Trust Company, to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination prior to October 14, 2018 to February 15, 2019.

FOR	AGAINST	ABSTAIN

3.

The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals to be submitted for shareholder approval at the general meeting

FOR	AGAINST	ABSTAIN

You may exercise your redemption rights with respect to all or a portion of your public shares by marking the “Exercise Redemption Rights” box below and indicating how many public shares for which you are exercising such redemption rights in the space provided. If you exercise your redemption rights, then you will be exchanging the indicated number of your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY’S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐

REDEEM __________PUBLIC SHARES OF THE COMMON STOCK OF THE COMPANY

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT. ______________________________________________

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES

RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Dated: _________________________ 2018
Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
THE EXTENSION AMENDMENT PROPOSAL
THE TRUST AMENDMENT PROPOSAL
THE ADJOURNMENT PROPOSAL
THE EXTRAORDINARY GENERAL MEETING
INFORMATION ABOUT AHPAC
BENEFICIAL OWNERSHIP OF SECURITIES
FUTURE SHAREHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
WHERE YOU CAN FIND MORE INFORMATION§
ANNEX A
ANNEX B AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT